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                                                                  Exhibit 10.60

                                AMENDMENT TO THE

                         METROPOLITAN LIFE SUPPLEMENTAL

                      AUXILIARY SAVINGS AND INVESTMENT PLAN

         The METROPOLITAN LIFE SUPPLEMENTAL AUXILIARY SAVINGS AND INVESTMENT PLAN (the "Plan") is hereby amended as follows:

           1. Article 3 is hereby amended by adding at the end thereof, the following:

              "Notwithstanding any provision in this Plan to the contrary, no benefit shall be payable under this Plan with respect to any year in which a Participant defers compensation under the MetLife Deferred Compensation Plan for Officers, or any other plan under which employer matching contributions are made on account of deferred compensation. Except as provided in the preceding sentence, no similar benefit that is paid under this Plan shall be paid under any other deferred compensation plan(s) created by the Company or any of its affiliates, notwithstanding any provision in this Plan to the contrary."

           2. This Amendment shall become effective on January 1, 1998.




                                     METROPOLITAN LIFE INSURANCE COMPANY
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Date



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Witness